                                                                    Exhibit 23.2

NEW YORK               LEBOEUF, LAMB, GREENE & MACRAE LLP                 LONDON
WASHINGTON, D.C.                                                 A MULTINATIONAL
ALBANY                                                               PARTNERSHIP
BOSTON                        125 WEST 55TH STREET
CHICAGO                      NEW YORK, NY 10019-5389                       PARIS
HARTFORD                         (212) 424-8000                         BRUSSELS
HOUSTON                     FACSIMILE (212) 424-8500                JOHANNESBURG
JACKSONVILLE                                                          (PTY) LTD.
LOS ANGELES
PITTSBURGH                                                                MOSCOW
SAN FRANCISCO                                                             RIYADH
                                                               AFFILIATED OFFICE

                                                                         BISHKEK
                                                                          ALMATY
                                                                         BEIJING

                                                  December 19, 2005

Scottish Re Group Limited
Crown House, Third Floor
4 Par-la-Ville Road
Hamilton HM08
Bermuda

Ladies and Gentlemen:

     We hereby consent to the filing with the Securities and Exchange Commission of this consent as an exhibit to this Current Report on Form 8-K and to the use of our name in the Final Prospectus Supplement under the captions "Certain Tax
Considerations -- Taxation of Scottish Re and its Subsidiaries -- United States"
and "Certain Tax Considerations -- Taxation of Shareholders -- United States
Taxation." In giving such consent, we do not admit that we are within the category of persons whose consent is required under Section 7 of the Securities
Act.

                                              Very truly yours,

                                          /s/ LeBoeuf, Lamb, Greene & MacRae LLP